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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                    Pursuant to Sections 13 and 15(d) of the
                        Securities Exchange Act of 1934.



                                                       February 12, 1999
Date of Report (Date of earliest event reported):-------------------------------



                               S.D. Warren Company
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              (Exact name of registrant as specified in its charter



Pennsylvania                  Not applicable                        23-2366983
(State or other               (Commission                         (IRS Employer
jurisdiction of               File Number)                        Identification
incorporation)                                                    No.)



        225 Franklin Street, Boston, Massachusetts, 02110, (617) 423-5400
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 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



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       ITEM 5.  OTHER EVENTS

            On February 12, 1999, SDW TIMBER III, L.L.C., a wholly-owned subsidiary of S.D. Warren Company (Sappi Fine Paper North America) (the "Company") sold $156,000,000 aggregate principal amount of its Senior Notes consisting of $65,000,000 principal amount of its 7.16% Series A Senior Notes due February 15, 2007, $45,500,000 principal amount of its 7.21% Series B Senior Notes due February 15, 2009 and $45,500,000 principal amount of its 7.36% Series C Senior Notes due February 15, 2011 pursuant to Note Purchase Agreements dated February 12, 1999 to certain qualified institutional buyers. As collateral for its notes, SDW TIMBER III, L.L.C. pledged Senior Notes issued by Plum Creek Timber Company, L.P. in the aggregate principal amount of $171,375,000 consisting of, $71,406,250 of 7.62% Senior Notes due
       February 12, 2007, Series E, $49,984,375 of 7.67% Senior Notes due February 12, 2009, Series F, and $49,984,375 of 7.83% Senior Notes due February 12, 2011, Series G, each as amended.

       ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial statements of businesses acquired:
       Not Applicable.

       (b) Pro forma financial information:
       Not Applicable.

       (c) Exhibits
       Not Applicable.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has caused this report to be signed on its behalf by the undersigned duly authorized person.


                                     S.D. WARREN COMPANY

DATE: March 1, 1999                     BY:/s/  Trevor L. Larkan
      ------------------                ------------------------------
                                             Trevor L. Larkan
                                             Vice President and Chief Financial
                                             Officer